UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 27, 2024

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 27, 2024, Organogenesis Holdings Inc. (the “Company”) entered into a stock repurchase agreement (the “Stock Repurchase Agreement” and the stock repurchase thereunder, the “Repurchase”) with the GN 2016 Family Trust u/a/d August 12, 2016 (the “Selling Stockholder”), pursuant to which the Company will repurchase an aggregate of 500,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) from the Selling Stockholder for a purchase price of $4.057 per share, which represents the 10-day trailing volume weighted average price of the Common Stock as of market close on November 26, 2024. Glenn H. Nussdorf, a member of the board of directors of the Company (the “Board”), is a beneficial owner of the shares held by the GN 2016 Family Trust u/a/d August 12, 2016.

The Repurchase and the Stock Repurchase Agreement were approved by the Audit Committee and a Transaction Committee of the Board. The Repurchase was funded by a portion of the proceeds from the Company’s previously disclosed sale on November 12, 2024 of its Series A Convertible Preferred Stock to Avista Healthcare Partners III, L.P. and AHP III Orchestra Holdings, L.P. The Repurchase is expected to close on or around December 3, 2024.

The foregoing description of the Repurchase Agreement is not complete and is qualified in its entirety by reference to the Repurchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Stock Repurchase Agreement, dated November 27, 2024, by and between Organogenesis Holdings Inc. and GN 2016 Family Trust u/a/d August 12, 2016
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Chief Administrative and Legal Officer

Date: December 2, 2024